Fees Summary	Nov. 01, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 276,587,873.47
Previously Paid Amount	0
Total Fee Amount	42,345.61
Total Offset Amount	37,127.24
Net Fee	$ 5,218.37